November 8, 1996

Mr. W. David Hanks
Riviana Foods Inc.
P. O. Box 2636
Houston, TX  77252

            Re:   Amendment of Stock Purchase Agreement
                  Dated December 15, 1994

Dear Dave:

      You are either (1) a party to an agreement with Riviana Foods Inc. (the "Company") entitled Amendment and Restatement of Executive Officer's Stock Purchase Agreement, dated December 15, 1994 (the "Agreement"), or (2) the donee of a party to the Agreement who has agreed in writing to be bound by its terms. The Agreement imposes restrictions on certain shares of the $1 (formerly $.01) par value Common Stock of the Company owned by you (the "Shares") that were purchased from the Company by you (or by your donor) more than three years ago at a discounted price.

      The Agreement is one of several substantially identical agreements entered into by the Company with a number of its executive employees and those of its subsidiaries prior to the initial public offering of Company stock in 1995.

      The Agreement in effect prohibits you from selling any of the Shares at a time when you (or, in case you are a donee, your donor) are employed by the Company. For that reason, the Company believes the Agreement is unduly restrictive in view of the Company's initial public offering last year. Accordingly, the Company believes it is in both your and its best interests that the Agreement be amended to permit you to sell at your option from time to time some or all of the Shares under certain circumstances during the term of your (or your donor's) employment by the Company.

      The purpose of this letter is to set forth the terms (1) of an amendment (the "Amendment") to the Agreement (and, if you are a donee of the Shares, a corresponding amendment of your separate agreement with the Company to hold the Shares subject to the Company's Agreement with your donor), and (2) under which you may at your option elect to sell part or all of the Shares pursuant to the Amendment.

Amendment of Stock Purchase Agreement
Page 2



      1. AMENDMENT OF AGREEMENT. Subject to your acceptance of this letter, the Agreement shall be and it is hereby amended so as to add thereto a new Section 16 reading as follows:

            16. Anything to the contrary in Sections 2 and 7 of this Agreement notwithstanding, Employee (or the Donee, as to Shares owned by a donee) shall have the right, at any time while Employee is employed by Riviana, to (a) sell all or a portion of the Shares (i) pursuant to and in compliance with Rule 144 of the General Rules and Regulations under the 1933 Act, (ii) pursuant to an effective registration statement under the 1933 Act in which the Shares have, at the option of Riviana and under conditions specified by it, been included, or (iii) in any other manner as to which Riviana has received the written opinion of counsel reasonably satisfactory to it that such sale is exempt from registration under the Act and under any applicable state securities laws, or (b) donate all or a portion of the Shares to one or more nonprofit organizations, provided Employee makes arrangements reasonably satisfactory to Riviana to remit to it, at the time of such sale or donation, the amount in cash referred to above in Section 4.

      2. SALE UNDER RULE 144. If circumstances had been such that you (or your donor, as the case may be) were not obligated by the terms of the Agreement to repay the discount allowed with respect to the purchase of the Shares from the Company (as described in Sections 2, 3, and 4 of the Agreement and referred to below as the "Discount"), then you would be eligible under the Amendment to sell any or all of the Shares from time to time in brokers' transactions pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), without the necessity of registration of such sales under the Act (subject to existing Company policies of general application to all sales of Company stock by employees).

       The Company has been advised by counsel that so long as the Discount remains unpaid, however, a question might be raised as to the availability of Rule 144 for brokerage sales by you of the Shares because of the requirement in paragraph (d)(1) of

Amendment of Stock Purchase Agreement
Page 3

Rule 144 that the full purchase price of securities sold in reliance on the rule must have been paid at least two years before the sale. Although counsel is of the opinion, based on so-called "no action" letters that have been issued in the past by the staff of the Securities and Exchange Commission ("SEC") in similar cases, that Rule 144 is available for sales of the Shares by you pursuant to the Amendment notwithstanding Rule 144(d)(1), counsel has recommended that the Company seek a confirmatory "no action" letter from the staff of the SEC before facilitating sales of Shares by you under Rule 144. The process of obtaining such confirmation could require several months.

      Because of the delay in the availability to you of Rule 144 for making sales of Shares, the Company is prepared to file a so-called shelf registration statement on Form S-3 under the Act with the SEC (the "Registration Statement") at its expense covering such brokerage sales of the Shares as you and other employee-stockholders who have purchased Company stock under similar agreements may wish to make from time to time. (The Registration Statement will be filed, however, only if a sufficient number of employee-stockholders to justify the expense wish to avail themselves of the opportunity to have their shares registered for potential sale.) If the SEC staff issues a favorable no-action letter in response to the Company's request, then the Shares, and similarly restricted stock owned by others covered by the Registration Statement, will be deregistered and you may rely thereafter on Rule 144 as a means of selling Shares from time to time.

      If the SEC staff does NOT issue a favorable determination letter with respect to the availability of Rule 144, the Company presently anticipates that it will file and continue to maintain the effectiveness of the Registration Statement in order to permit you to sell Shares from time to time. No assurance can be given in that regard, however, and if the Registration Statement is filed with the SEC, the Company reserves the right to withdraw it at any time, after appropriate notice to you.

      3. THE REGISTRATION STATEMENT. You are not required to authorize the Company to include your Shares in the Registration Statement. A blank is provided at the end of this letter where you may indicate whether you wish your Shares to be so included or not. If you check the "No" box below, then neither this Section 3 nor Section 4 will apply to you. If on the other hand you check the "Yes" box below and sign your name beneath it, that will constitute an authorization by you to the Company:

Amendment of Stock Purchase Agreement
Page 4

      (a) to include your Shares in the Registration Statement until the earliest of (i) the disposition by you of all your Shares, (ii) the withdrawal by the Company of the Registration Statement, (iii) written instruction to the Company by you or your legal representative to withdraw your Shares from the Registration Statement, or (iv) your death,

      (b) to name you as a selling shareholder in the Registration Statement and to provide therein such information concerning you as is required from time to time by applicable SEC rules, as supplied by you, and

      (c) to file such amendments of the Registration Statement with the SEC from time to time as the Company considers appropriate.

      In addition, if you check the "Yes" box below and sign your name beneath it, you thereby agree:

            (i) to complete accurately the enclosed questionnaire; to return it to W. David Hanks at the Company no later than November 18, 1996; and to notify the Company immediately in writing of any change in the information supplied in the questionnaire for so long as the Shares are covered by the Registration Statement,

            (ii) to indemnify the Company, to the extent provided in Section 4 below, against certain liabilities under the securities laws with respect to information supplied by you for inclusion in the Registration Statement, as described below,

            (iii) to notify the Company immediately of all sales of Shares pursuant to the Registration Statement,

            (iv) to pay out of the proceeds of any sale of Shares pursuant to the Registration Statement: (A) to the Company, the Discount allocable to the Shares sold, (B) any underwriting discount or commission due with respect to such sale, and (C) your pro rata share of the fee for filing the Registration Statement with the SEC, and

Amendment of Stock Purchase Agreement
Page 5

            (v) to continue to comply with Company policies relating generally to transactions by employees in Company securities, as they presently exist and may be amended from time to time, to the extent such policies are applicable to Shares covered by the Registration Statement.

      YOU ARE NOT REQUIRED TO SELL ANY SHARES BY REASON OF YOUR
ELECTION TO INCLUDE THEM IN THE REGISTRATION STATEMENT.  The
Registration Statement merely affords an optional means by which you may, if you wish, sell any or all of the Shares from time to time, one or more times, when and as determined by you. You may include the Shares in the Registration Statement and still elect not to sell them.

      If you elect to sell Shares under the Registration Statement, you may be deemed to be a statutory underwriter for purposes of the Act, which means you could under certain circumstances be liable to purchasers of the Shares for any decline in their value during a period of not less than one year following your sale, if the Registration Statement is found to contain an untrue statement of a material fact or to have omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      Because the Company believes it is in its best interests as well as yours that you have an opportunity to sell the Shares while you (or your donor) are employed by the Company, and in consideration of your agreement to indemnify the Company against liability under the Act to the extent provided in Section 4 below with respect to information supplied by you, the Company agrees to indemnify you against liability under the Act to the extent provided in Section 4 below with respect to information supplied by it for inclusion in the Registration Statement. In the opinion of the SEC, however, the Company's foregoing agreement to indemnify (other than for expenses or attorneys fees incurred in the successful defense of a lawsuit) against liability under the Act incurred by a DIRECTOR, OFFICER, OR CONTROLLING PERSON OF THE COMPANY who sells stock under the Registration Statement is unenforceable. Accordingly, the Company will not indemnify a director, officer, or controlling person of the Company against liability under the Act unless in the opinion of its counsel the matter has been settled by controlling precedent, absent an adjudication by a court of appropriate jurisdiction that such indemnification is not against public policy as expressed in the Act.

Amendment of Stock Purchase Agreement
Page 6

      As indicated previously, the Company will not file the Registration Statement unless a sufficient number of employee-stockholders check the "Yes" box below, and timely return the enclosed questionnaire properly completed, to justify the expense and administrative burden associated with the filing. In the event you check the "Yes" box and timely return the questionnaire, but the Company elects for any reason not to file the Registration Statement, or to withdraw it after it is filed, then you will be notified promptly.

      4.    INDEMNIFICATION AND CONTRIBUTION.

      (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which you or such controlling person may become subject under the Act or otherwise (A) that arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus included in the Registration Statement or any amendment or supplement thereto ("Prospectus"), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged

Amendment of Stock Purchase Agreement
Page 7

                  untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

            (iii) subject to the limitations set forth in Section 4(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 4(a) shall not apply (x) with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or (y) to the extent expressly limited by Section 3 in the case of directors, officers, and controlling persons of the Company.

      (b) INDEMNIFICATION BY YOU. You agree to indemnify and hold harmless the Company and each of its directors and officers (including each director and officer of the Company who signed the Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent as the indemnity contained in Section 4(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein.

      (c). CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure

Amendment of Stock Purchase Agreement
Page 8

to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4(a) or (b) above, unless and then only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 4(c).

      (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and you, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and you on the other (in such proportions that you and other

Amendment of Stock Purchase Agreement
Page 9

sellers under the Registration Statement are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

      The parties hereto agree that it would not be just or equitable if contributions pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(d), you shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which Shares were sold to the public exceeds the amount of any damages that you would otherwise have been required to pay by reason of such untrue statement or omission.

      Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(d), each person, if any, who controls you within the meaning of Section 15 of the Act shall have the same rights to contribution as you, and any director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

      (e) In the event any sale pursuant to the Registration Statement is effected as an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Shares to the same extent and on substantially similar terms as the Company's indemnification of you as set forth in Section 4(a) above.

Amendment of Stock Purchase Agreement
Page 10

      5.    PROCEDURES FOR SALE.

      (a) ALL SALES. In the event you elect to sell any Shares pursuant to
Section 16 of the Agreement, the following procedures must be followed:

            (i) The stock certificates representing the Shares bear a restrictive legend referring to the Agreement. For that reason, the certificates are not negotiable until the legend has been removed. Accordingly, you should not initiate any steps to sell Shares without first reporting your intentions to the General Counsel at the Company. Upon receipt of your notification, the Company will advise you promptly: (A) if , under Company policy of general application to employee transactions in Company securities, a sale of Shares would be inappropriate at that time, and (B) if so, the earliest probable time when such a sale would not be inappropriate.

            (ii) Assuming a sale would not be inappropriate under Section 5(a)(i), the Company will make suitable arrangements to facilitate your surrender to the Company's transfer agent of stock certificates representing the Shares you intend to sell in exchange for new unlegended certificates in deliverable form, which the Company's transfer agent will make available to you, subject to your repayment to the Company of the Discount out of the proceeds of the sale of the Shares. In that connection, the Company may at its option require payment of the Discount as a condition of its releasing stock certificates in deliverable form covering the Shares to be sold.

            (iii) In the event you expect to sell any Shares pursuant to Section
                  16 of the Agreement OTHERWISE THAN PURSUANT TO RULE 144 OR THE REGISTRATION STATEMENT, you should make suitable arrangements for the Company to receive and approve a legal opinion of the kind referred to in Section 16 before proceeding with the sale.

            (iv) You must notify the Company in writing immediately after your completion of any such sale.

Amendment of Stock Purchase Agreement
Page 11

      (b) SALES UNDER THE REGISTRATION STATEMENT ONLY. In addition to the procedures set forth above in Section 5(a), the following procedures must be followed with respect to all sales of Shares under the Registration Statement:

            (i) The manner in which sales of Shares are made shall be limited to (A) "brokers' transactions" (within the meaning of Section 4(4) of the Act), or (B) transactions directly with a "market maker" (as defined in Section 3(a)(38) of the Securities Exchange Act of 1934).

            (ii) No sale shall be made until you shall have notified the Company in writing of the jurisdictions in the United States in which you expect to sell the Shares, and the Company shall have thereafter advised you that your proposed sale has been appropriately qualified or registered under the state securities or blue sky laws applicable thereto or is exempt therefrom.

            (iii) No sale shall be made until you have received copies from the
                  Company (which the Company will use reasonable efforts to provide to you on a timely basis) of the Prospectus included in the Registration Statement, as then supplemented or amended, and until you have delivered at least one copy to the broker or market maker through whom you sell the Shares.

                                * * * * * * * *

      If the terms set forth above are satisfactory to you, please sign one copy of this letter at the place indicated below and return it as soon as possible.

Amendment of Stock Purchase Agreement
Page 12

      Please also check the appropriate box below to indicate whether you wish to have the Shares included in the Registration Statement and, if you wish them included, sign your name again below the "Yes" box.

                                   Sincerely,

                                          RIVIANA FOODS INC.


                                          By: /s/ JOSEPH A. HAFNER, JR.
                                                 Joseph A. Hafner, Jr.

Accepted and agreed to
this 18th day of
November, 1996.

/s/ W. DAVID HANKS
W. David Hanks

Please include my shares in the Registration Statement.

            Yes  [X]                      No  [ ]


/s/ W. DAVID HANKS
W. David Hanks